Goodwill	12 Months Ended
Mar. 31, 2021
Goodwill In Process Research And Development [Abstract]
GOODWILL

NOTE 11. GOODWILL

	As of March 31, 2021			As of March 31, 2020
(In thousands)	Goodwill	IPR&D	DTL	Goodwill	IPR&D	DTL

Balance, beginning of year	$43,324	$117,388	$(21,604)	$43,324	$117,388	$(21,604)
Foreign exchange effect on deferred liability settleable in Great British pounds	–	–	(2,446)	–	–	–
On Acquisition of SalvaRx Limited	–	–	–	–	–	–
Amortization	–	–	–	–	–	–
Impairment	–	–	–	–	–	–
Balance, end of year	$43,324	$117,388	$(24,050)	$43,324	$117,388	$(21,604)

The Company’s goodwill arose from the acquisition of SalvaRx and its portfolio of several projects and investments.

As of March 31, 2021, the Company determined that it has only one cash-generating unit (“CGU”), the consolidated Portage Biotech, Inc.

Impairment Review

On an annual basis, the Company assesses its long-lived assets with definite lives, which are not yet available for use for potential indicators of impairment. At the end of each reporting period, the Company is required to assess whether there is any indication that an asset may be impaired. Pursuant to IAS 36, “Impairment of Assets,” the Company reviewed its assets for any indicators of impairment and considered underlying fundamentals, execution, de-risking/advancement of assets and the value creation activities during the year ended March 31, 2021.

If any such indication exists, the Company estimates the recoverable amount of the asset or CGU and compares it to the carrying value.

The Company performed its annual impairment test in each of 2021 and 2020 and estimated the recoverable amount of the above-noted CGU based on its value in use, which was determined using a capitalized cash flow methodology and categorized within level 3 of the fair market value hierarchy.

The recoverable amount of the CGU has been determined based on its value in use. The recoverable amount considered assumptions based on probabilities of technical, regulatory and clinical acceptances and financial support. Further, Management uses risk-adjusted cash flow projections based on financial budgets. Management believes that any reasonably possible change in the key assumptions on which the recoverable amount is based would not cause the carrying amount to exceed its recoverable amount. The discount rate has been determined based on the Company’s best estimate of a risk adjusted discount rate.

The key assumptions used in the calculation of the recoverable amount include forecasts of the following:

(a)	revenues;

(b)	normalized operating expenses;

(c)	income taxes; and

(d)	capital expenditures.

Discounted cash flows are determined with reference to undiscounted risk adjusted cash flows, and the discount rate approximated 20.0% and 20.5% at March 31, 2021 and 2020, respectively, based on the individual characteristics of the Company’s CGU, the risk-free rate of return and other economic and operating factors.

The recoverable amount exceeded the carrying amount of goodwill and therefore no impairment was considered necessary as of March 31, 2021 and 2020.